SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check theappropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))


                              DATAWATCH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transactions applies:

--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)    Total fee paid:


--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

--------------------------------------------------------------------------------
(2)    Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)    Filing Party:

--------------------------------------------------------------------------------
(4)    Date Filed:

--------------------------------------------------------------------------------







                              DATAWATCH CORPORATION

                             234 Ballardvale Street
                         Wilmington, Massachusetts 01887

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

================================================================================

TO THE STOCKHOLDERS OF DATAWATCH Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DATAWATCH Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, March 19, 1997, at 10:00 a.m., Eastern time, at the Ramada Rolling Green, 311 Lowell Street, Andover, Massachusetts for the following purposes:

     1. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

     2.  To approve the adoption of the Company's 1996 Stock Plan.

     3. To approve the adoption of the Company's 1996 Non-Employee Director Stock Option Plan, as amended.

     4. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only stockholders of record at the close of business on January 24, 1997, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment thereof.


                                              By Order of the Board of Directors


                                              Richard J. Testa
                                              Secretary


Wilmington, Massachusetts
January 28, 1997

                                -----------------




         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.






                              DATAWATCH CORPORATION
                             234 BALLARDVALE STREET
                         WILMINGTON, MASSACHUSETTS 01887


                                 PROXY STATEMENT
                                JANUARY 28, 1997

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of DATAWATCH Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the Ramada Rolling Green, 311 Lowell Street, Andover, Massachusetts on Wednesday, March 19, 1997, at 10:00 a.m., Eastern time, and any adjournments thereof (the "Meeting").

         Only stockholders of record at the close of business on January 24, 1997 will be entitled to notice of and to vote at the Meeting. As of that date, 9,100,321 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") were outstanding and entitled to vote at the Meeting. Stockholders are entitled to cast one vote for each share held of record at the close of business on January 24, 1997 on each matter submitted to a vote at the Meeting. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting.

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter.

         At the Meeting, proposals to elect Messrs. John A. Blaeser, Thomas R. Foley, Bruce R. Gardner, Jerome Jacobson and David T. Riddiford as directors will be subject to a vote of stockholders. In addition to the election of directors, the stockholders will consider and vote upon proposals (i) to approve the adoption of the Company's 1996 Stock Plan and (ii) to approve the adoption of the Company's 1996 Non-Employee Director Stock Option Plan, as amended (the "Director Plan"). Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications, and will be voted FOR the proposal if no specification is indicated. The persons named as attorneys in the proxies are directors and officers of the Company.

         The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

         An Annual Report to Stockholders, containing audited financial statements of the Company for the fiscal year ended September 30, 1996, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the accompanying notice and form of proxy will be first mailed to stockholders on or about February 3, 1997.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth as of January 24, 1997, certain information regarding beneficial ownership of the Company's Common Stock (i) by each person who, to the knowledge of the Company, beneficially owned more than 5% of the shares of Common Stock of the Company outstanding at such date, (ii) by each director of the Company, (iii) the chief executive officer and each other executive officer of the Company as of September 30, 1996 whose annual compensation exceeded $100,000, and (iv) by all directors and officers of the Company as a group.

                                               Number of
                                                Shares       Percentage of
Name and Address                             Beneficially     Shares of
of Beneficial Owner                             Owned       Common Stock(1)
-------------------                          ------------   ---------------

Thomas R. Foley (2)                             200,176           2.2%
  c/o DATAWATCH Corporation
  234 Ballardvale Street
  Wilmington, Massachusetts  01887

Bruce R. Gardner (3)                            187,603           2.1%
  c/o DATAWATCH Corporation
  234 Ballardvale Corporation
  Wilmington, Massachusetts  01887

Marco D. Peterson (4)                            96,973           1.1%
  c/o DATAWATCH Corporation
  234 Ballardvale Corporation
  Wilmington, Massachusetts  01887

Andrew W. Mathews                                84,208            *
  c/o DATAWATCH Corporation
  234 Ballardvale Corporation
  Wilmington, Massachusetts  01887

John A. Blaeser (5)                               4,740            *
  c/o Concord
  Communications, Inc.
  33 Boston Post Road
  Marlborough, Massachusetts  01752

                                               Number of
                                                Shares       Percentage of
Name and Address                             Beneficially     Shares of
of Beneficial Owner                             Owned       Common Stock(1)
-------------------                          ------------   ---------------

Jerome Jacobson (6)                              21,000            *
  4200 Massachusetts Avenue, N.W.
  Suite 114
  Washington, DC  20016

David T. Riddiford (7)                            2,419            *
  c/o Pell Rudman & Co., Inc.
  100 Federal Street
  37th Floor
  Boston, Massachusetts  02110

All current directors and executive             597,119           6.5%
  officers as a group (7 persons)(8)

------------------

*Less than one percent.

(1) The number of shares of Common Stock deemed outstanding includes (i) 9,100,321 shares of Common Stock outstanding as of January 24, 1997 and
       (ii) with respect to each individual, options to purchase shares of Common Stock which may be exercised by such individuals on or before March 25, 1997.

(2)    Includes 8,125 options that may be exercised on or before March 25, 1997.

(3) Includes 7,500 options that may be exercised on or before March 25, 1997. Also includes 5,400 shares of Common Stock held by Mr. Gardner's minor daughter, of which he may be deemed a beneficial owner.

(4)    Includes 9,792 options that may be exercised on or before March 25, 1997.

(5) Includes 2,000 options that may be exercised on or before March 25, 1997. Also includes 2,727 shares of Common Stock held by EG&G Venture Management ("EG&G Management") and 13 shares of Common Stock held by EG&G Venture Partners ("EG&G Partners"). Mr. Blaeser is a general partner of EG&G Management which in turn is the general partner of EG&G Partners. Mr. Blaeser disclaims beneficial ownership of any shares in which he has no actual pecuniary interest.

(6)    Includes 3,000 options that may be exercised on or before March 25, 1997.

(7)    Includes 2,000 options that may be exercised on or before March 25, 1997.

(8) Includes 32,417 options that may be exercised on or before March 25, 1997.

                              ELECTION OF DIRECTORS

         The directors of the Company are elected annually and hold office for the ensuing year until the next annual meeting of stockholders and until their successors have been elected and qualified. The directors are elected by a plurality of votes cast by stockholders. The Company's By-Laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is five. This number may be changed by resolution of the Board of Directors.

         No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted FOR the election of all the nominees named below (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

         Set forth below is information relating to the nominees to be elected at the Meeting:

         Thomas R. Foley, President, Chief Executive Officer and Director. Mr. Foley, age 57, a founder and director of the Company, has been its President and Chief Executive Officer since the Company was founded in 1985.

         Bruce R. Gardner, Executive Vice President, Chief Financial Officer, Assistant Secretary, Treasurer and Director. Mr. Gardner, age 53, a founder and director of the Company, has been the Chief Financial Officer and Treasurer since the Company was founded in 1985. Mr. Gardner was a Senior Vice President until June 1993 when he became Executive Vice President. Mr. Gardner is a director of ACT Manufacturing, Inc.

         John A. Blaeser, Director. Mr. Blaeser, age 55, has been a director of the Company since 1990. Since 1986, Mr. Blaeser has been a general partner of EG&G Venture Management. Mr. Blaeser has also been the President of Concord Communications, Inc., a networking software company, since January 1996.

         Jerome Jacobson, Director. Mr. Jacobson, age 75, has been a director of the Company since 1987. Mr. Jacobson is a private investor and business consultant and serves as an advisor to several venture capital funds. Mr. Jacobson is a director of Itel Corp. and Merrill Lynch Venture Capital, II.

         David T. Riddiford, Director. Mr. Riddiford, age 61, has been a director of the Company since 1989. Since 1987, Mr. Riddiford has been a general partner of Pell, Rudman Venture Management, L.P., which is the general partner of PR Venture Partners, L.P., a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm. He has also been a general partner of Venture Founders Capital, a venture capital partnership, since 1984. Mr. Riddiford is also a director of Vicor Corporation.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company met four times during the fiscal year ended September 30, 1996. The Board of Directors has a standing Audit Committee, a standing Compensation Committee and a standing Stock Plan Committee. The membership of the Audit Committee was most recently fixed by the Board of Directors on January 25, 1990. The memberships of the Compensation Committee and Stock Plan Committee were most recently fixed by the Board of Directors on March 15, 1995. The Audit Committee, which oversees the accounting and financial functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors, met four times during fiscal 1996. Messrs. Jacobson and Riddiford are the members of the Audit Committee. The Compensation Committee of the Company, which reviews and makes recommendations concerning executive compensation, met twice during fiscal 1996. Messrs. Blaeser and Riddiford are the members of the Compensation Committee. The Stock Plan Committee, which administers the Company's 1987 Stock Plan, the Company's 1996 Stock Plan and the Company's 1996 International Employee Non-Qualified Stock Option Plan, met twice during fiscal 1996. Messrs. Blaeser and Riddiford are the members of the Stock Plan Committee. During fiscal 1996, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he served (during the period that he served).

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS


SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1996, 1995 and 1994, of those persons who were at September 30, 1996 (i) the chief executive officer and (ii) the other executive officers of the Company whose annual compensation exceeded $100,000 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                                                                                         Compensation
                                                     Annual Compensation                    Awards
                                          -------------------------------------------    ------------
Name and Principal               Fiscal                               Other Annual         Number of              All Other
Position(s)                       Year     Salary ($)    Bonus ($)    Compensation     Options/SARs (#)      Compensation(1)($)
----------------------          --------   ----------    ---------    ------------     ----------------      ------------------

Thomas R. Foley                   1996    198,000            17,325         -                  -                  774
President, Chief                  1995    173,249            17,325         -                  -                  774
  Executive Officer               1994    164,711                 -         -               48,750                774
  and Director

Bruce R. Gardner                  1996    158,000            13,850         -                  -                  612
Executive Vice                    1995    138,499            13,850         -                  -                  612
  President, Chief Financial      1994    131,711                 -         -               45,000                612
  Officer, Treasurer, Assistant
  Secretary and Director

Marco D. Peterson                 1996    143,000            12,890         -                  -                  833
Vice President of Marketing       1995    128,989            12,890         -                  -                  805
  and New Product Development     1994    113,928            20,000         -               58,750                743

Andrew W. Mathews                 1996    132,000            11,580         -                  -                  612
Vice President of Sales           1995    115,799            11,580         -                  -                  612
                                  1994    110,111                 -         -               52,750                612

------------

(1) Amount represents the dollar value of group-term life insurance premiums paid by the Company for the benefit of the Named Officer.


         None of the Named Officers listed in the Summary Compensation Table above were granted SARs or stock options to purchase shares of the Company's Common Stock during fiscal year ended September 30, 1996.

OPTION EXERCISES AND FISCAL YEAR END VALUES

         The following table sets forth information as to the Named Officers with respect to options to purchase the Company's Common Stock held by each Named Officer, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended September 30, 1996; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding as of September 30, 1996; and (iv) the value of such unexercised options at September 30, 1996:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


                                                               Number of Unexercised             Value of Unexercised
                                                Value             Options  held at              In-the-Money Options at
                                 Shares       Realized(1)       September 30, 1996(#)          September 30, 1996($)(2)
                              Acquired on    -----------       ---------------------           ------------------------
Name                          Exercise (#)       ($)         Exercisable   Unexercisable     Exercisable     Unexercisable
----                          ------------       ---         -----------   -------------     -----------     -------------
Thomas R. Foley                  32,500        $ 227,500          0            16,250             $ 0            $ 119,844

Bruce R. Gardner                 30,000          225,000          0            15,000               0              110,625

Marco D. Peterson                87,181          634,129          0            19,584               0              144,432

Andrew W. Mathews                35,166          246,162          0            17,584               0              129,682


(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Officers but are calculated based on the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options. The Named Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2) Represents the difference between the option exercise price of in-the-money options and the fair market value per share of Common Stock at 1996 fiscal year-end ($8.375 per share as quoted on the Nasdaq National Market at the close of trading on September 30, 1996) multiplied by the number of shares underlying the in-the-money option.

EXECUTIVE AGREEMENTS

         On April 11, 1996, the Board of Directors approved change in control severance agreements (the "Executive Agreements") with each of the Named Officers. The purpose of the Executive Agreements is to reinforce and encourage the Named Officers to remain with the Company and to maintain objectivity and a high level of attention to their duties without distraction from the possibility of a change in control of the Company. The Executive Agreements are in effect through September 30, 1997 and so long as the Named Officer continues to be employed by the Company are automatically extended from year to year, unless the Company or the Named Officer provides prior written notice to the other party of its desire to terminate the agreement. Pursuant to the Executive Agreements, the Named Officers remain as at-will employees of the Company until such time as the Company enters into a written agreement (a "Business Combination Agreement") with a third party concerning a possible business combination between the Company and such third party or any affiliate of such third party which, if effected, would result in a change of control of the Company, as that term is defined in the Executive Agreements. In the event the Company enters into such a Business Combination Agreement, the Named Officer agrees not to voluntarily leave the employ of the Company and the Company agrees it will not terminate the employment of the Named Officer other than for cause until the earlier of (i) in the opinion of the Board of Directors of the Company, such Business Combination Agreement has been abandoned or terminated,
(ii) the date on which such a change in control of the Company has been effected, or (iii) 120 calendar days from the date of the execution of the Business Combination Agreement.

         The Executive Agreements provide that in the event of a change in control of the Company each of the Named Officers is entitled to a lump sum payment (the "Termination Payment") upon the subsequent qualifying termination of the Named Officer's employment with the Company. With respect to Messrs. Foley and Gardner, a qualifying termination under their Executive Agreements includes (i) termination of their employment with the Company, for any reason other than for cause, following a change in control of the Company, or (ii) termination as a result of their resignation, for any or no reason, following a change in control of the Company. With respect to Messrs. Peterson and Mathews, a qualifying termination under their Executive Agreements includes (i) termination of their employment with the Company, for any reason other than for cause, following a change in control of the Company, (ii) termination as a result of their resignation, for any or no reason, at any time after eighteen months following a change in control of the Company, or (iii) termination as a result of certain events identified in their Executive Agreements which constitute constructive termination of their employment with the Company.

         The Termination Payment that each Named Officer is entitled to receive under his respective Executive Agreement is a lump sum payment equal to three times the sum of (i) the Named Officer's annual base salary as in effect immediately prior to his qualifying termination and (ii) the highest annual bonus paid to the Named Officer by the Company during the five most recently completed fiscal years of the Company ending immediately prior to his qualifying termination; provided, however, that with respect to Messrs. Peterson and Mathews, for each full month (up to eighteen months) after the date of the change in control of the Company that they remain employed by the Company and before the date of their qualifying termination, their Termination Payment will be reduced by an amount equal to their Termination Payment divided by thirty-six.

         If any payment or benefit received or to be received by any of the Named Officers in connection with a change in control of the Company, whether pursuant to his Executive Agreement or otherwise (the "Total Payments"), is determined to be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and thus subject to a 20% federal excise tax, the amount of such Named Officer's Termination Payment will be reduced until the aggregate of the Total Payments is such that no part of the Total Payments constitutes an excess parachute payment and is no longer subject to such exercise tax.

COMPENSATION COMMITTEE AND STOCK PLAN COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This report is submitted by the Compensation Committee of the Board of Directors (the "Compensation Committee") and the Stock Plan Committee of the Board of Directors (the "Stock Plan Committee"). The Compensation Committee consists of Messrs. Blaeser and Riddiford, each of whom is an independent, non-employee director of the Company, and is responsible for establishing and administering the base salaries and cash bonuses of the Company's executive officers. The Stock Plan Committee also consists of Messrs. Blaeser and Riddiford and is responsible for administering and making recommendations and awards under the Company's 1987 Stock Plan, the Company's 1996 Stock Plan and the Company's 1996 International Employee Non-Qualified Stock Option Plan.

         The Company's executive compensation policies are designed to provide levels of cash and equity compensation that will reward and retain experienced executives who will contribute to the achievement of the Company's performance objectives in the competitive and rapidly changing business environment in which the Company operates. The executive compensation program is designed to achieve these goals through a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options. As noted above, the cash compensation components of the Company's executive compensation program are determined by the Compensation Committee, while the equity compensation component is administered by the Stock Plan Committee.

         Cash Compensation. Base salary compensation levels for each of the Company's executive officers are determined by evaluating the individual officer's responsibilities, experience and performance, as well as generally available information regarding salaries paid to executive officers with comparable qualifications at companies in businesses comparable to the Company. Cash bonuses are determined annually and are based on the Company's achievement of targeted measures of financial performance, including revenue, profit and cost saving goals, and, in certain cases, the achievement of non-financial objectives in the officer's area of responsibility. In determining compensation levels paid to its executive officers, the Compensation Committee also takes into account certain subjective factors such as the executive's ability to provide leadership, to develop the Company's business, to promote the Company's image with its customers and stockholders, and to manage the Company's continuing growth. For information regarding the Company's executive officers' fiscal 1996 compensation, see the table captioned "Summary Compensation Table" contained elsewhere in this proxy statement.

         Equity Compensation. Long-term incentive compensation in the form of stock option grants is designed to encourage the Company's executive officers and other employees to remain with the Company and promote the Company's business and to align the interests of the Company's executive officers and other employees more closely with those of the Company's stockholders by allowing those executives and employees to share in long-term appreciation in the value of the Company's Common Stock. It is the Company's policy to grant stock options to executive officers and certain employees at the time they join the Company in an amount consistent with such executive's or employee's position and level of seniority. In addition, the Stock Plan Committee will occasionally make additional option grants to the Company's executive officers and employees. When establishing stock option grant levels, the Stock Plan Committee considers both individual and general corporate performance, recommendations of the Chief Executive Officer, existing levels of stock ownership, previous option grants and current option holdings, including the number of unvested options and the then current value of such unvested options, and the current price of the Company's Common Stock. Options are generally granted at fair market value and become exercisable ratably over a three year period. None of the Company's executive officers were granted stock options during fiscal 1996. For information relating to the total options held by each of the Company's executive officers at September 30, 1996, see the table captioned "Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values" contained elsewhere in this proxy statement.

         CEO Compensation. Compensation for the Company's President and Chief Executive Officer, Thomas R. Foley, is determined in accordance with the policies applicable to the other executive officers of the Company described above. The Compensation Committee believes that Mr. Foley's annual compensation is competitive with the compensation paid by other companies in its industry to their chief executive officers. In addition to achievement of performance targets in accordance with the Company's executive compensation policies, the Compensation Committee determines the Chief Executive Officer's cash compensation based upon the Company's overall performance, the performance of his management team, the compensation paid at competing companies and the Company's prospects, among other objective and subjective factors. The Compensation Committee does not find it practicable to quantify or assign relative weight to the factors on which the Chief Executive Officer's compensation is based.

         As a result of the Company's performance and his individual contribution, Mr. Foley was awarded the amounts reflected in the table captioned "Summary Compensation Table" contained elsewhere in this proxy statement in fiscal 1996. Mr. Foley received no stock options in fiscal 1996.

         Tax Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended, prevents publicly held corporations from deducting, for federal income tax purposes, compensation paid in excess of $1 million to certain executives, with certain exceptions. The Compensation Committee and the Stock Plan Committee has considered these requirements and it is the present intention of these committees that, so long as it is consistent with the
Company's overall compensation objectives, substantially all executive compensation will be deductible for federal income tax purposes.

         Respectfully submitted by the Compensation Committee and the Stock Plan Committee.

                                   THE COMPENSATION COMMITTEE

                                   THE STOCK PLAN COMMITTEE

                                   John A. Blaeser
                                   David T. Riddiford


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Board of Directors has established a Compensation Committee and a Stock Plan Committee each consisting of Messrs. Blaeser and Riddiford. No person who served as a member of either the Compensation Committee or the Stock Plan Committee was, during the fiscal year ended September 30, 1996, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as a member of the Compensation Committee or Stock Plan Committee of the Company.

COMPENSATION OF DIRECTORS

         During fiscal year ended September 30, 1996, directors who were employees of the Company received no cash compensation for their services as directors. Directors who are not employees of the Company receive $15,000 per year for their service as a director of the Company's Board of Directors.

         All directors are eligible to receive stock options under the Company's 1987 Stock Plan and the Company's 1996 Stock Plan and non-employee directors, who may hold and beneficially own stock options granted to them, and the shares of Common Stock issuable upon exercise of such options, individually, in their own name, are eligible to receive stock options under the Company's Director Plan. For further descriptions of the Company's 1996 Stock Plan and Director Plan see "Proposal to Approve the Adoption of the 1996 Stock Plan" and "Proposal to Approve the Adoption of the 1996 Non-Employee Director Stock Option Plan, as amended," respectively. The complete texts of the 1996 Stock Plan and the Director Plan are attached hereto as Appendix A and Appendix B, respectively.

         During fiscal 1996, each of the Company's non-employee directors were granted stock options. On April 11, 1996, Mr. Jacobson was granted an option to purchase 12,000 shares of the Company's Common Stock under the Company's 1987 Stock Plan. The options granted to Mr. Jacobson vest over three years in twelve equal quarterly installments beginning three months from the date the options were granted. The exercise price per share of the options granted to Mr. Jacobson was the fair market value of the Company's Common Stock on the date the options were granted. Messrs. Riddiford and Blaeser were each automatically granted options to purchase 12,000 shares of the Company's Common Stock pursuant to the Company's Director Plan on August 5, 1996 and August 27, 1996, respectively. The options granted to Messrs. Riddiford and Blaeser vest over three years in twelve equal quarterly installments beginning three months from the date the options were granted to them. The exercise price per share of the options granted to Messrs. Riddiford and Blaeser was the fair market value of the Company's Common Stock on the date the options were granted. Although Mr. Jacobson was eligible to receive an initial automatic stock option grant pursuant to the Company's Director Plan on June 1, 1996, because Mr. Jacobson had recently received a stock option grant in April 1996 under the 1987 Stock Plan, he waived his right to receive his initial automatic grant under the Director Plan. Notwithstanding the vesting schedules for the options granted to Messrs. Jacobson, Riddiford and Blaeser discussed above, in the event of any change in control of the Company (as defined in Mr. Jacobson's option agreement and in the Director Plan), or in the event such director dies or becomes disabled while he is serving as a director of the Company, all such options that are outstanding but unvested automatically become exercisable in full.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the yearly change in the cumulative total stockholder return on the Company's Common Stock during the period from the Company's initial public offering on May 28, 1992 through September 30, 1996, with the cumulative total return on (i) an SIC Index that includes all organizations in the Company's Standard Industrial Classification (SIC) Code 7372-Prepackaged Software (the "SIC Code Index") and (ii) the Media General Market Weighted Nasdaq Index Return (the "Nasdaq Market Index"). The comparison assumes that $100 was invested on May 28, 1992 in the Company's Common Stock at the $5.00 initial public offering price and in each of the foregoing indices and assumes reinvestment of dividends, if any.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                      DATAWATCH CORPORATION, SIC CODE INDEX
                         AND NASDAQ MARKET INDEX (1)(2)














                                  5/28/92        9/30/92       9/30/93        9/30/94        9/30/95       9/30/96
                                  -------        -------       -------        -------        -------       -------
Datawatch Corporation             $100.00         $70.00        $31.20         $27.60         $98.80       $167.60
SIC Code Index                    $100.00         $97.74       $116.45        $141.94        $225.67       $302.36
Nasdaq Market Index               $100.00         $96.59       $125.62        $132.93        $161.40       $188.43
--------------------

(1) Prior to May 28, 1992, the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, Inc., Richmond, Virginia, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

             PROPOSAL TO APPROVE THE ADOPTION OF THE 1996 STOCK PLAN

         The Company's 1996 Stock Plan was adopted by the Board of Directors of the Company on December 10, 1996, subject to stockholder approval. The complete text of the 1996 Stock Plan is attached hereto as Appendix A.

         The Company's 1996 Stock Plan was adopted by the Board of Directors of the Company to replace the Company's 1987 Stock Plan which expires pursuant to its terms on February 25, 1997. Upon adoption of the 1996 Stock Plan, the Board of Directors terminated the effectiveness of the 1987 Stock Plan as to the grant of any new options.

DESCRIPTION OF THE 1996 STOCK PLAN

         The 1996 Stock Plan provides for the issuance of a maximum of 1,000,000 shares of Common Stock of the Company pursuant to the grant of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the grant of non-qualified stock options ("NQSOs"), stock awards ("Awards") and opportunities to make direct purchases of stock ("Purchases") to employees, consultants, directors and officers of the Company. Currently, 255 employees (including directors who are also employees and officers of the Company), and three non-employee directors of the Company are eligible to participate in the 1996 Stock Plan.

         The 1996 Stock Plan is administered by the Stock Plan Committee of the Board of Directors, which currently consists of Messrs. Blaeser and Riddiford, two outside directors of the Company. Subject to the provisions of the 1996 Stock Plan, the Stock Plan Committee has the authority to (i) determine to whom options, Awards and Purchases shall be granted, (ii) determine the time at which options or Awards shall be granted or Purchases made, (iii) determine the purchase price of shares subject to each option or Purchase, (iv) determine whether each option granted shall be an ISO or an NQSO, (v) determine when each option shall become exercisable and the duration of the exercise period, (vi) extend the period during which outstanding options may be exercised, (vii) determine whether restrictions are to be imposed on shares subject to options, Awards and Purchases, and (viii) interpret the 1996 Stock Plan and prescribe and rescind rules and regulations relating to it.

         The Stock Plan Committee determines the exercise price per share for NQSOs, Awards and Purchases under the 1996 Stock Plan, so long as such exercise price is no less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company may be organized. The exercise price per share for each ISO granted under the 1996 Stock Plan may not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock subject to ISOs granted to an employee and which first become exercisable during any calendar year cannot exceed $100,000; any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a NQSO. ISOs are not transferable by the optionholder except by will or by the laws of descent and distribution. NQSOs, Awards and Purchases are transferable to the extent determined by the Stock Plan Committee and as set forth in the agreement relating to the grant of any such NQSOs, Awards or Purchases. Each option expires on the date specified by the Stock Plan Committee, but not more than (i) ten years from the date of grant in the case of options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. Generally, no ISO may be exercised more than 90 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a maximum of 180 days after such termination. No options, Awards or Purchases may be granted under the 1996 Stock Plan after December 9, 2006.

         Holders of options granted under the 1996 Stock Plan are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments, certain of which are subject to stockholder approval, and may terminate the 1996 Stock Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for future grants of options, Awards or Purchases under the 1996 Stock Plan.

         As of January 24, 1997, no options, Awards or Purchases had been granted under the 1996 Stock Plan. The Company has not, as of the date hereof, determined who will receive grants of options, Awards or Purchases to purchase shares of Common Stock that will be authorized for issuance under the 1996 Stock Plan, if the proposal is approved.

FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. The following general rules are applicable under current federal income tax law to ISOs under the 1996 Stock Plan:

          1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no federal income tax deduction is allowed to the Company upon either grant or exercise of an ISO.

          2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or
               (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

          3. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of
               (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          4. In any year that an optionee recognizes compensation income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally should be entitled to a corresponding deduction for federal income tax purposes.

          5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

          6. Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

          7. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

          8. In addition to the tax consequences described above, the exercise of ISOs may result in a further "minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a rate of 26% or 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," generally reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

         Non-Qualified Options. The following general rules are applicable under current federal income tax law to NQSOs under the 1996 Stock Plan:

          1. The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Company is not allowed a federal income tax deduction by reason of such grant.

          2. The optionee generally will recognize ordinary compensation income at the time of exercise of a NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount.

          3. When the optionee sells the shares, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

          4. The Company generally should be entitled to a tax deduction when compensation income is recognized by the optionee.

          5. An optionee may be entitled to exercise a NQSO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.

         Awards and Purchases. Under current federal income tax law, persons receiving Common Stock pursuant to an Award or Purchase generally will recognize ordinary compensation income equal to the fair market value of the shares received, reduced by any purchase price paid. The Company should generally be entitled to a corresponding federal income tax deduction. When such Common Stock is sold, the seller generally will recognize capital gain or loss. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.


         The Board of Directors recommends a vote FOR the approval of the adoption of the 1996 Stock Plan.

                     PROPOSAL TO APPROVE THE ADOPTION OF THE
            1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, AS AMENDED

         The Company's 1996 Non-Employee Director Stock Option Plan was adopted by the Board of Directors on May 21, 1996 and then amended by the Board of Directors on December 10, 1996 (as amended, the "Director Plan"). The complete text of the Director Plan is attached hereto as Appendix B.

         The Director Plan provides for the grant of options to purchase a maximum of 72,000 shares of Common Stock to Non-Employee Directors (as defined below) of the Company, but in no event may options to purchase more than an aggregate of 24,000 shares of Common Stock be granted under the Director Plan without the approval of the Director Plan by the stockholders of the Company no later than June 1, 1997. Currently, three Non-Employee Directors are eligible to participate in the Director Plan.

DESCRIPTION OF 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

         The Director Plan authorizes the automatic grant of stock options only to members of the Board of Directors who are neither employees nor officers of the Company and who may hold and beneficially own such options, and the shares of Common Stock issuable upon exercise of such options, individually, in their own names (individually, a "Non-Employee Director" and collectively, the "Non-Employee Directors"). The Director Plan is administered by the Board of Directors of the Company. The Director Plan authorizes the automatic grant, without further action by the Board of Directors, (a) of an option to purchase 12,000 shares of Common Stock (the "Initial Grant") to each person who is a Non-Employee Director on the later of June 1, 1996, the date such person is first elected to the Board of Directors, or the date such person meets all of the requirements of a Non-Employee Director (such later date to be referred to herein as the "Initial Grant Date") and (b) of an option to purchase 4,000 shares of Common Stock to each person who is a Non-Employee Director on the date of the Company's Annual Meeting of Stockholders in each successive year after such person's Initial Grant Date. Options granted to Non-Employee Directors under the Director Plan vest over three years in twelve equal quarterly installments beginning three months from the date such options are granted. Notwithstanding this vesting schedule, the Director Plan also provides that in the event of any change in control of the Company (as defined in the Director
Plan) all options granted under the Director Plan that are outstanding but unvested automatically become exercisable in full.

         The exercise price per share for all options granted under the Director Plan will be equal to the fair market value per share of the Common Stock on the date of grant. The term of each option will be for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution and are exercisable to the extent vested only while the optionee is serving as a director of the Company or within 90 days after the optionee ceases to serve as a director of the Company (except that if a director dies or becomes disabled while he or she is serving as a director of the Company, the option automatically becomes fully vested and is exercisable until the scheduled expiration date of the option). No options may be granted under the Director Plan after June 1, 2006.

         Non-Employee Directors granted options under the Director Plan are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments, certain of which are subject to stockholder approval, and may terminate the Director Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for future grants under the Director Plan.

         As of January 24, 1997, options to purchase 24,000 shares of Common Stock were outstanding and 48,000 shares of Common Stock were available under the Director Plan for additional option grants. Of the options to purchase 24,000 shares of Common Stock granted and outstanding under the Director Plan, options to purchase 12,000 shares of Common Stock were granted to each of Mr. Riddiford and Mr. Blaeser on August 5, 1996 and August 27, 1996, respectively. On June 1, 1996, Mr. Jacobson waived his right to receive his Initial Grant under the Director Plan. Based on the number of Non-Employee Directors of the Company on the date hereof (three), the Company anticipates granting options for the purchase of an aggregate of 12,000 additional shares of Common Stock under the Director Plan in fiscal year 1997 to such Non-Employee Directors. Executive officers and employees of the Company are not eligible for grants under the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes certain federal income tax considerations for directors receiving options under the Director Plan and certain tax effects on the Company. However, the summary does not address every situation that may result in taxation.

         1. Options granted under the Director Plan do not qualify as "Incentive Stock Options" under Section 422 of the Code.

         2. A Non-Employee Director will not recognize any taxable income upon the grant of an option under the Director Plan, but generally will recognize ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

         3. If a Non-Employee Director exercises an option by delivering shares of Common Stock to the Company in payment of the exercise price, special rules will apply.

         4. When a Non-Employee Director sells the Common Stock acquired upon exercise of an option, he or she generally will recognize a capital gain or loss equal to the difference between the amount realized upon sale of the stock and his or her basis in the stock (in the case of a cash exercise, the exercise price plus the amount, if any, taxed to the director as compensation income as a result of his or her exercise of the option). If the Non-Employee Director's holding period for the stock exceeds one year, the gain or loss will be long-term capital gain or loss.

         5. Generally, upon any grant or exercise of any option in which a Non-Employee Director does not recognize compensation income, no federal income tax deduction will be allowed to the Company. When a Non-Employee Director recognizes compensation income as a result of the exercise of an option under the Director Plan, the Company generally will be entitled to a corresponding deduction for federal income tax purposes.

         6. Special rules apply if the Common Stock acquired through the exercise of an option is subject to resale restrictions under federal securities laws applicable to Non-Employee Directors.

         The Board of Directors recommends a vote FOR the approval of the adoption of the Director Plan.

                  SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Such Reporting Persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based solely on its review of copies of such filings received by it with respect to fiscal year ended September 30, 1996 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended September 30, 1996.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company's principal executive offices not later than October 3, 1997. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.


                            EXPENSES AND SOLICITATION

         The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.


                                 OTHER BUSINESS

         The Board of Directors knows of no business that will be presented for consideration at the Meeting other than those items stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                                                                      APPENDIX A

                              DATAWATCH CORPORATION

                                 1996 STOCK PLAN
                                 ---------------


         1. PURPOSE. The purpose of the Datawatch Corporation 1996 Stock Plan (the "Plan") is to encourage key employees of Datawatch Corporation (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under
Section  422(b) of the Internal  Revenue Code of 1986,  as amended (the "Code");
(b) the grant of options which do not qualify as ISOs ("Non-Qualified Options");
(c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

         2.       ADMINISTRATION OF THE PLAN.

                           A. BOARD OR COMMITTEE ADMINISTRATION.  The Plan shall
                  (be administered by the Board of Directors of the Company (the "Board") or, subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted;
                  (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of




                                      A-1






                   any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

                           B. COMMITTEE ACTIONS. The Committee may select one of
                  its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                           C. GRANT OF STOCK RIGHTS TO BOARD MEMBERS. Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of
                  Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

                           D. PERFORMANCE-BASED  COMPENSATION. The Board, in its
                  discretion, may take such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following  (i) if  the  Board  determines  that  Stock  Rights granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Stock Rights to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute Performance-Based Compensation.




                                      A-2






         3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

         4. STOCK. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,000,000, subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the unpurchased shares of Common Stock subject to such Option shall again be available for grants of Stock Rights under the Plan.

         No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 700,000 shares of Common Stock under the Plan during any fiscal year of the Company. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

         5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after December 10, 1996 and prior to December 10, 2006. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

         6.       MINIMUM OPTION PRICE; ISO LIMITATIONS.

                           A. PRICE FOR NON-QUALIFIED OPTIONS, AWARDS AND PURCHASES. Subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan may be less than the fair market value of the Common Stock of the Company on the date of grant; provided that, in no event shall such exercise price or such purchase price be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                           B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of



                                      A-3









                  Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

                           C. $100,000  ANNUAL  LIMITATION ON ISO VESTING.  Each
                  eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options, and the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

                           D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

         8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                           A.   VESTING.   The  Option  shall  either  be  fully
                  exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.




                                      A-4






                           B. FULL VESTING OF INSTALLMENTS.  Once an installment
                  becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                           C. PARTIAL  EXERCISE.  Each Option or installment may
                  be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                           D. ACCELERATION OF VESTING.  The Committee shall have
                  the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph
                  16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

         9. TERMINATION OF EMPLOYMENT. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) three months after the date of termination of his or her employment, or (b)
their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence
(such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

         10.      DEATH; DISABILITY.

                           A. DEATH. If an ISO optionee ceases to be employed by
                  the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired  the  ISO by  will  or by the  laws  of  descent  and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

                           B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or
                  (ii)  180  days  from




                                      A-5








                  the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

         11. ASSIGNABILITY. No ISO shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee shall be exercisable only by such optionee. Stock Rights other than ISOs shall be transferable to the extent set forth in the agreement relating to such Stock Right.

         12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

                           A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of
                  Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                           B. CONSOLIDATIONS OR MERGERS. If the Company is to be
                  consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii)




                                      A-6







                  upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

                           C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

                           D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

                           E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                           F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                           G. FRACTIONAL  SHARES.  No fractional shares shall be
                  issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

                           H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.




                                      A-7





         14. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or
(e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on December 10, 1996, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to December 10, 1997, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on December 9, 2006 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee.

         16. MODIFICATIONS OF ISOS; CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS. Subject to paragraph 13(D), without the prior written consent of the holder of an ISO, the Committee shall not alter the terms of such ISO (including the means of exercising such ISO) if such alteration would constitute a modification (within the meaning of Section 424(h)(3) of the Code). The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to,




                                      A-8








extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. Upon the taking of such action, the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

         17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         18. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

         19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the transfer of a Non-Qualified Stock Option pursuant to an arm's-length transaction, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the transfer of a Non-Qualified Stock Option, (iii) the grant of an Award, (iv) the making of a Purchase of Common Stock for less than its fair market value, or (v) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

         20. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.



                                      A-9





         21. GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.





                                      A-10








                                                                      APPENDIX B

                                                  (AS AMENDED DECEMBER 10, 1996)


                              DATAWATCH CORPORATION

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



      1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1996 Non-Employee Director Stock Option Plan (hereinafter, this "Plan"), is intended to promote the interests of Datawatch Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

      2. Available Shares. The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 72,000 shares, subject to adjustment in accordance with paragraph 11 of this Plan; provided, however, that notwithstanding anything to the contrary set forth herein, options to purchase more than an aggregate of 24,000 shares of Common Stock shall not be granted under this Plan unless and until this Plan has been approved by a majority of the stockholders of the Company no later than June 1, 1997. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

      3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

      4. Eligibility and Limitations. Options to purchase shares of Common Stock may be granted under this Plan only to members of the Board who are not employees or officers of the Company and who may hold and beneficially own such options, and the shares of Common Stock issuable upon exercise thereof, individually, in their own names.

      5. Automatic Grant of Options. Subject to the availability of shares under this Plan, (a) each person who is or becomes a member of the Board and who satisfies the requirements of paragraph 4 of this Plan (a "Non-Employee Director") shall be automatically granted on the later of (i) June 1, 1996, (ii) the date such person is first elected to the Board or (iii) the date such person first meets the requirements of paragraph 4 of this Plan (such later date being referred to herein as the "Initial Grant Date"), without further action by the Board, an option to purchase 12,000 shares of the Common Stock, and (b) each person receiving or eligible to receive an option pursuant to clause (a) hereof who is a Non-Employee Director on the date of the Company's Annual Meeting of Stockholders (the "Annual Grant Date") in each successive year after such person's Initial Grant Date during the term of this Plan shall be automatically granted on each such Annual Grant Date an option to purchase 4,000 shares of the Common Stock. The number of shares covered by options granted under this paragraph 5 shall be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan.

      6. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         7. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 9 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

         8. (a) Vesting of Shares and Non-Transferability of Options. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:


Percentage of Option
Shares for which
Option will be Exercisable                  Date of Vesting
--------------------------                  ---------------

           0%                               Less than three months from the date
                                            of grant


    an additional 8.33%                     Three months from  the date of grant
                                            and  at the end of each  three month
                                            period thereafter until three  years
                                            from the date of grant

         100%                                Three years from  the date of grant

      The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan. Notwithstanding the foregoing, each option granted under this Plan that is outstanding but unvested shall become exercisable in full 10 days prior to the date of any Change in Control of the Company, as set forth below. For purposes of this Plan, a "Change in Control" means the occurrence of any of the following events:

              (A) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such surviving, resulting or reorganized corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

              (B) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

              (C) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any "person" (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of securities representing 35% or more of the Voting Stock of the Company;

              (D) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred; or

              (E) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a majority of the directors then still in office who were directors of the Company at the beginning of any such period;

provided, however, that a "Change in Control" shall not be deemed to have occurred for purposes of this Plan solely because (x) the Company, (y) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (z) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has occurred by reason of such beneficial ownership.

              (b) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

      9.      Termination of Option Rights.

              (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

              (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

      10. Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Datawatch Corporation, 234 Ballardvale Street, Wilmington, Massachusetts 01887, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 6 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

      11. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

              (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

              (b) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

              (c) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraphs 2 and 5 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 11 and its determination shall be conclusive.

      12. Restrictions on Issuance of Shares. Notwithstanding the provisions of paragraphs 5 and 10 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

            (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

           (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

      13. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

      14. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

      15. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

      16. Termination and Amendment of Plan. Options may no longer be granted under this Plan after June 1, 2006, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval of the stockholders, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 11), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Exchange Act (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

      17. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

      18. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                              DATAWATCH CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 19, 1997

                       SOLICITED BY THE BOARD OF DIRECTORS

                  The undersigned hereby appoints THOMAS R. FOLEY and BRUCE R. GARDNER, and each or both of them, proxies, with full power of substitution to vote all shares of stock of Datawatch Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, March 19, 1997, at 10:00 a.m., at the Ramada Rolling Green, 311 Lowell Street, Andover, Massachusetts, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated January 28, 1997, a copy of which has been received by the undersigned.



                                                                     -----------
                                                                     SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
                                                                     -----------




[X]Please mark votes as in this example.


1.  To elect Thomas R. Foley, Bruce R. Gardner,
John A. Blaeser, Jerome Jacobson and David T.                                                           FOR   AGAINST   ABSTAIN
Riddiford as Directors to serve until the next Annual         2.  To approve the adoption of the
Meeting of Stockholders or until their successors                 Company's 1996 Stock Plan.            [ ]     [ ]       [ ]
are duly elected and qualified.
           FOR    WITHHELD
           [ ]      [ ]                                       3.  To approve the adoption of the
                                                                  Company's 1996 Non-Employee
                                                                  Director Stock Option Plan, as
                                                                  amended.                              [ ]     [ ]       [ ]

INSTRUCTIONS: To withhold your vote for any individual nominee write the nominee's name on the space provided below.


--------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY.

                                MARK HERE
                                FOR ADDRESS     [ ]
                                CHANGE AND
                                NOTE AT LEFT

(Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign. Please read reverse side before signing.)

Signature: __________________________________ Date_____________
Signature: __________________________________ Date_____________